                          SCHEDULE 14-A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                     1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  Confidential, For Use of the
     Commission Only (as permitted by
     Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                              PCB Holding Company
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.


     (1) Title of each class of securities to which transaction applies:
         N/A
     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:
         N/A
     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         N/A
     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:
         N/A
     -------------------------------------------------------------------------


     (5) Total fee paid:
         N/A
     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
         N/A
     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:
         N/A
     -------------------------------------------------------------------------


     (3) Filing Party:
         N/A
     -------------------------------------------------------------------------


     (4) Date Filed:
         N/A
     -------------------------------------------------------------------------

                                March 19, 2001





Dear Shareholder:

     You are cordially invited to attend the annual meeting of shareholders of PCB Holding Company. The meeting will be held at the Hoosier Heights Country Club, Highway 237, Tell City, Indiana, on Monday, April 23, 2001 at 10:00 a.m., local time.

     The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative from Monroe Shine & Co., Inc., the Company's independent auditors, will be present to respond to appropriate questions of shareholders.

     It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

     We look forward to seeing you at the meeting.

                              Sincerely,

                              /s/ Carl D. Smith

                              Carl D. Smith
                              President and Chief Executive Officer

                              PCB HOLDING COMPANY
                                819 Main Street
                            Tell City, Indiana 47586
                                 (812) 547-7094

     ---------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
     ---------------------------------------------------------------------


     The annual meeting of shareholders of PCB Holding Company (the "Company") will be held at the Hoosier Heights Country Club, Highway 237, Tell City, Indiana, on Monday, April 23, 2001, at 10:00 a.m., local time, for the following purposes:

     1. To elect two directors of the Company;

     2. To ratify the appointment of Monroe Shine & Co., Inc. as independent auditors for the Company for the fiscal year ending December 31, 2001; and

     3. To transact any other business that may properly come before the meeting.

     NOTE: The Board of Directors is not aware of any other business to come before the meeting.

     Shareholders of record at the close of business on March 1, 2001 are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

     Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.


                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ Clarke A. Blackford

                              Clarke A. Blackford
                              Secretary


Tell City, Indiana
March 19, 2001


IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

                                PROXY STATEMENT
                                      OF
                              PCB HOLDING COMPANY

--------------------------------------------------------------------------------

                        ANNUAL MEETING OF SHAREHOLDERS
                                April 23, 2001

--------------------------------------------------------------------------------

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of PCB Holding Company ("PCB" or the "Company") to be used at the annual meeting of shareholders of the Company. The Company is the holding company for Peoples Community Bank ("Bank"). The annual meeting will be held at the Hoosier Heights Country Club, Highway 237, Tell City, Indiana on Monday, April 23, 2001, at 10:00 a.m., local time. This proxy statement and the enclosed proxy card are being first mailed to shareholders on or about March 19, 2001.

--------------------------------------------------------------------------------

                          VOTING AND PROXY PROCEDURE

--------------------------------------------------------------------------------

Who Can Vote at the Meeting

     You are entitled to vote your PCB common stock if the records of the Company showed that you held your shares as of the close of business on March 1, 2001. As of the close of business on that date, a total of 382,910 shares of PCB common stock were outstanding. Each share of common stock has one vote. As provided in the Company's Articles of Incorporation, record holders of the Company's common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

Attending the Meeting

     If you are a beneficial owner of PCB common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of PCB common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Vote Required

     The annual meeting will be held if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

     In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election. In voting on the approval of Monroe Shine & Co. as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. This matter will be decided by the affirmative vote of a majority of the votes cast at the annual meeting. On this matter, abstentions and broker non-votes will have no effect on the voting.

Voting by Proxy

     This proxy statement is being sent to you by the Company's Board of Directors for the purpose of requesting that you allow your shares of PCB common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of PCB common stock represented at the meeting by properly executed proxies will be voted in accordance with the instructions indicated on the proxy card. If you sign and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends a vote FOR each of the nominees for director and FOR ratification of Monroe Shine & Co. as independent auditors.

     If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your PCB common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

     You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

     If your PCB common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that accompanies this proxy statement.

Participants in the Bank's 401(k) Plan

     If you hold shares of PCB common stock through the Bank's 401(k) plan, you will receive voting instructions from the plan's administrator. Please complete and return those instructions promptly to ensure that your shares are represented at the annual meeting.

--------------------------------------------------------------------------------

                                STOCK OWNERSHIP

--------------------------------------------------------------------------------

     The Company knows of no single person or group who beneficially owned more than 5% of the outstanding shares of the Company's common stock at March 1, 2001.

     The following table provides information about the shares of PCB common stock beneficially owned by each director or nominee for director of the Company and by all directors and executive officers as a group as of March 1, 2001. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown.


                                           Number of     Number of Shares that    Percent of
                                         Shares Owned      May Be Acquired          Common
                                          (Excluding      Within 60 Days by          Stock
Name                                       Options)       Exercising Options     Outstanding(5)
----                                     ------------    ---------------------  ----------------
Howard L. Traphagen ...................    7,452 (1)             2,380                2.6%
James G. Tyler.........................    5,452 (2)             2,380                2.0%
Daniel P. Lutgring.....................    5,376 (3)             2,380                2.0%
Carl D. Smith..........................    8,205 (4)             9,917                4.6%
Mark L. Ress...........................    2,100                     -                  *
David L. Lasher........................        -                     -                  *

All Executive Officers and
  Directors as a Group (7 persons).....   33,274                26,974               14.7%

____________________
*Less than 1%.

(1) Includes 952 shares of unvested restricted stock as to which Mr. Traphagen exercises voting power, but not investment power.
(2) Includes 500 shares owned by Mr. Tyler's spouse and 952 shares of unvested restricted stock as to which Mr. Tyler exercises voting power, but not investment power.
(3) Includes 2,174 shares owned by a company controlled by Mr. Lutgring and 952 shares of unvested restricted stock as to which Mr. Lutgring exercises voting power, but not investment power.
(4) Includes 500 shares owned by Mr. Smith's spouse and 3,173 shares of unvested restricted stock as to which Mr. Smith exercises voting power, but not investment power.
(5) Based on 382,910 shares of Company common stock outstanding and entitled to vote as of March 1, 2001.

--------------------------------------------------------------------------------

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

--------------------------------------------------------------------------------

     The Company's Board of Directors consists of six members. Five of them are independent directors and one is a member of management. The Board is divided into three classes with three-year staggered terms, with one-third of the directors elected each year. Two directors will be elected at the annual meeting to serve for a three-year term. The nominees are James G. Tyler and Daniel P. Lutgring. Both of whom are currently directors of the Company and the Bank.

     It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time the Board of Directors knows of no reason why any nominee might be unable to serve.

 The Board of Directors recommends a vote "FOR" the election of both nominees.

     Information regarding the nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the past five years. The age indicated in each individual's biography is as of December 31, 2000. The indicated period for service as a director includes service as a director of the Bank.

                      Nominees for Election of Directors

     The nominees standing for election are:

     James G. Tyler has practiced as an attorney in Tell City, Indiana since 1982. Age 51. Director since 1989.

     Daniel P. Lutgring is the co-owner of Lutgring Bros., Inc., a contractor and earthmover in Tell City, Indiana. Age 47. Director since 1997.

                        Directors Continuing in Office

     The following directors have terms ending in 2002:

     Carl D. Smith is the President and Chief Executive Officer of the Company, positions he has held since its formation in 1998. Mr. Smith is also the President and Chief Executive Officer of the Bank, positions he has held since 1976. Mr. Smith has been employed by the Bank since 1969. Age 54. Director since 1976.

     Mark L. Ress is the President of Fredericks Sheet Metal in Tell City, Indiana. Age 46. Director since 2001.

     The following directors have terms ending in 2003:

     Howard L. Traphagen is the retired President and majority owner of Lauer Floral Co., Tell City, Indiana. Age 70. Director since 1987.

     David L. Lasher is the Executive Vice President & General Manger of Perry Spencer Rural Telephone in Spencer County, Indiana. Age 57. Director since 2001.

Meetings and Committees of the Board of Directors

     The business of the Company and the Bank is conducted through meetings and activities of their Boards of Directors and their committees. During the fiscal year ended December 31, 2000, the Board of Directors of the Company held 16 meetings and the Board of Directors of the Bank held 33 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and of committees on which such director served.

     The entire Board of Directors of the Company serves as the Audit Committee and receives and reviews all reports prepared by the Company's external auditor. The Board of Directors met one time during 2000 in its capacity as the Audit Committee.

     The Board of Directors of the Company maintains a Compensation Committee, consisting of Directors Lasher, Tyler, and Traphagen, which is responsible for setting the compensation of all employees. The Compensation Committee met three times in 2000. The Board of Directors of the Bank also maintains a Compensation Committee, consisting of the same members as the Company's Compensation Committee. The Bank's Compensation Committee met three times in 2000.

     The entire Board of Directors of the Company serves as the Nominating Committee. The Nominating Committee met on January 29, 2001 to nominate persons for election at the annual meeting.

     The Board of Directors of the Bank maintains an Executive Committee, consisting of Directors Tyler, Smith, and Traphagen which acts on behalf of the Board of Directors between meetings. The Executive Committee did not meet in 2000.

     The Board of Directors of the Bank maintains a Loan Committee, consisting of Directors Smith and Traphagen and Director Emeritus Wittmer. The Loan Committee met 27 times in 2000.

Directors' Compensation

     Directors of the Bank receive an annual retainer of $3,800 plus $100 per meeting attended. The Chairman of the Board receives an additional $1,000 per year. Non-employee members of the Executive Committee receive $25 per meeting attended. No separate fees are paid for service on the Company's Board of Directors.

--------------------------------------------------------------------------------

                            EXECUTIVE COMPENSATION

--------------------------------------------------------------------------------

Summary Compensation Table

     The following information is furnished for the Company's chief executive officer. No other executive officer of the Company received salary and bonus of more than $100,000 during the year ended December 31, 2000.

                                                                                  Long-term Compensation
                                                                                 ------------------------
                                                     Annual Compensation                 Awards
                                               -------------------------------   ------------------------
                                                                     Other       Restricted    Securities
                                                                     Annual        Stock       Underlying    All Other
       Name And Principal           Fiscal     Salary    Bonus    Compensation     Awards        Options    Compensation
           Positions                 Year       ($)       ($)        ($)(1)         ($)            (#)           ($)
--------------------------------    ------     ------    -----    ------------   ----------    ----------   ------------
Carl D. Smith                        2000     $65,040    $2,205     $7,000(2)         --             --      $10,416(4)
 President and Chief Executive       1999      61,772     1,666      6,300        39,670(3)       9,917        9,695
 Officer                             1998      59,794     1,540      6,500            --             --        9,352

________________
(1) Does not include the aggregate amount of perquisites and other personal benefits, which was less than 10% of the total annual salary and bonus reported.
(2)  Consists of fees for serving on the Bank's Board of Directors.
(3) Represents the total value of the award of 3,967 shares of restricted stock on July 12, 1999, which award will vest ratably over a five-year period.
     At December 31, 2000, the value of the unvested restricted stock award was $35,505. Dividends will be paid on the restricted stock.
(4) This total consists of a $4,135 contribution to the Bank's 401(k) Plan and a $6,281 contribution to a money purchase pension plan maintained by the Bank.

Option Value at Fiscal Year End

     The following table provides information regarding unexercised stock options for Mr. Smith as of December 31, 2000. Mr. Smith did not exercise any stock options during 2000.

                      Number of Securities
                     Underlying Unexercised              Value of Unexercised
                            Options                      In-the-Money Options
     Name            at Fiscal Year-end (#)            at Fiscal Year-end ($)(1)
--------------   ------------------------------     -------------------------------
                 Exercisable      Unexercisable     Exercisable       Unexercisable
                 -----------      -------------     -----------       -------------
Carl D. Smith       9,917               -             $11,776               -

__________________
(1) Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on December 31, 2000 less the option exercise price. For purposes of this table, market value was calculated as the average of the closing bid and ask price on December 29, 2000. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

Employment Agreement

     The Company and the Bank have entered into a three-year employment agreement with Mr. Smith. Under the employment agreement, the current salary level for Mr. Smith is $66,000, which amount is paid by the Bank and may be increased at the discretion of the Board of Directors or an authorized committee of the Board. On each anniversary of the commencement date of the employment agreement, the term of the agreement may be extended for an additional year at the discretion of the Board. The agreement is terminable by the Company and the Bank at any time, by Mr. Smith if he is assigned duties inconsistent with his initial position, duties, responsibilities and status, or upon the occurrence of certain events specified by federal regulations. If Mr. Smith's employment is terminated without cause or upon his voluntary termination following the occurrence of an event described in the preceding sentence, the Bank would be required to honor the terms of the agreement through the expiration of the current term, including payment of current cash compensation and continuation of employee benefits.

     The employment agreement also provides for a severance payment and other benefits in the event of involuntary termination of employment in connection with any change in control of the Company or the Bank. A severance payment also will be provided on a similar basis in connection with a voluntary termination of employment where, following a change in control, Mr. Smith is assigned duties inconsistent with his position, duties, responsibilities and status immediately prior to such change in control.

     The maximum value of the severance benefits under the employment agreement is 2.99 times Mr. Smith's average annual compensation during the five-year period preceding the effective date of the change in control (the "base amount"). The employment agreement provides that the value of the maximum benefit may be distributed, at Mr. Smith's election, (1) in the form of a lump sum cash payment equal to 2.99 times Mr. Smith's base amount or (2) a combination of a cash payment and continued coverage under the Bank's health, life and disability programs for a 36-month period following the change in control, the total value of which does not exceed 2.99 times Mr. Smith's base amount. Section 280G of the Internal Revenue Code, provides that severance payments that equal or exceed three times the individual's base amount are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payments in excess of the base amount, and the Company would not be entitled to deduct such amount.

     The employment agreement restricts Mr. Smith's right to compete against the Company and the Bank for a period of one year from the date of termination of the agreement if he voluntarily terminates employment, except in the event of a change in control.

--------------------------------------------------------------------------------

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

--------------------------------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that its reporting officers and directors have complied with applicable reporting requirements for transactions in PCB common stock during the fiscal year ended December 31, 2000.

--------------------------------------------------------------------------------

                          TRANSACTION WITH MANAGEMENT

--------------------------------------------------------------------------------

     Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except for loans made pursuant to programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank's policy is not to make any new loans or extensions of credit to the Bank's executive officers and directors at different rates or terms than those offered to the general public. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his related interests, are in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors. The aggregate amount of loans by the Bank to its executive officers and directors was $167,821 at December 31, 2000.

--------------------------------------------------------------------------------

                    PROPOSAL 2 -- RATIFICATION OF AUDITORS

--------------------------------------------------------------------------------


     The Board of Directors has appointed Monroe Shine & Co., Inc. to be the Company's independent auditors for the 2001 fiscal year, subject to ratification by shareholders. A representative of Monroe Shine & Co., Inc. is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.

     If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by shareholders at the annual meeting, other independent public accountants will be considered by the Board of Directors. The Board of Directors recommends that shareholders vote "FOR" the ratification of the appointment of auditors.

Audit Fees

     The aggregate fees the Company paid to Monroe Shine & Co., Inc. for the annual audits of the Company and the Bank and for the review of the Company's Forms 10-QSB for the year ending December 31, 2000 totaled $23,410.

All Other Fees

     The aggregate fees the Company paid to Monroe Shine & Co., Inc. for all other non-audit services, including fees for tax-related services, during fiscal year 2000 totaled $10,160.

Audit Committee

     The Board of Directors, in its capacity as the Audit Committee, has considered and determined that the independent auditor's provision of non-audit services to the Company is compatible with maintaining the auditor's independence.

--------------------------------------------------------------------------------

                            AUDIT COMMITTEE REPORT

--------------------------------------------------------------------------------

     The Board of Directors, in its capacity as the audit committee, is responsible for oversight of corporate accounting, reporting practices and the quality and integrity of the financial reports of the Company. Additionally, the Board of Directors selects the auditors and reviews their independence and their annual audit. Each member of the Board of Directors is independent under the Nasdaq Stock Market, Inc.'s listing standards except for Carl D. Smith, who serves as President and Chief Executive Officer of the Company and the Bank. The Board of Directors has not adopted a written charter for its actions as the Audit Committee.

     The Board of Directors reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Board of Directors that the financial statements were prepared in accordance with generally accepted accounting principles. The Board of Directors also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Board of Directors discussed with the accountants the contents of such materials, the accountants' independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussion, the Board of Directors approved the inclusion of the audited consolidated financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                James G. Tyler
                              Daniel P. Lutgring
                                 Carl D. Smith
                                 Mark L. Ress
                              Howard L. Traphagen
                                David L. Lasher

--------------------------------------------------------------------------------

                                 MISCELLANEOUS

--------------------------------------------------------------------------------

     The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of PCB common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

     The Company's Annual Report to Shareholders has been mailed persons who were to shareholders as of the close of business on March 1, 2001. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference. A copy of the Company's Form 10-KSB for the fiscal year ended December 31, 2000, as filed with the SEC, will be furnished without charge to persons who were shareholders as of the close of business on March 1, 2001 upon written request to Corporate Secretary, PCB Holding Company, 819 Main Street, Tell City, Indiana 47586.

--------------------------------------------------------------------------------

                             SHAREHOLDER PROPOSALS

--------------------------------------------------------------------------------

     Proposals that shareholders seek to have included in the proxy statement for the Company's next annual meeting must be received by the Company no later than November 19, 2001. Any such proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

     The Company's Articles of Incorporation provide that in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, the shareholder must deliver notice of such nominations and/or proposals to the Secretary of the Company not less than 30 days nor more than 60 days prior to the date of the annual meeting; provided, however, that if less than 31 days notice of the annual meeting is given to shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to shareholders. A copy of the Articles of Incorporation may be obtained from the Company.



                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ Clarke A. Blackford

                                        Clarke A. Blackford
                                        Secretary
Tell City, Indiana
March 19, 2001

                              PCB HOLDING COMPANY
                        ANNUAL MEETING OF SHAREHOLDERS

                                April 23, 2001

                        _______________________________

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints David L. Lasher, Howard L. Traphagen, James
G. Tyler, Daniel P. Lutgring, Mark L. Ress and Carl D. Smith, each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of PCB Holding Company ("Company") owned of record by the undersigned at the Annual Meeting of Shareholders, to be held on April 23, 2001, at 10:00 a.m, local time, at the Hoosier Heights Country Club, Highway 237, Tell City, Indiana, and at any and all adjournments thereof, as designated below with respect to the matters set forth below and described in the accompanying Proxy Statement and, in their discretion, for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve and with respect to any other business that may properly come before the meeting. Any prior proxy or voting instructions are hereby revoked.

     1. The election as directors of all nominees listed (except as marked to the contrary below).

          James G. Tyler
          Daniel P. Lutgring

                                                 FOR ALL
          FOR            VOTE WITHHELD            EXCEPT
          ---            -------------            ------

          [_]                 [_]                   [_]

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name in the space provided below.

_______________________________________________________________________________

     2. The ratification of the appointment of Monroe Shine & Co., Inc. as independent auditors for the Company for the fiscal year ending December 31, 2001.

          FOR            AGAINST             ABSTAIN
          ---            -------             -------

          [_]              [_]                 [_]


                THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                         EACH OF THE LISTED PROPOSALS.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     This proxy will be voted as directed, but if no instructions are specified, this proxy will be voted "FOR" each of the proposals listed. If any other business is presented at the meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

     The above-signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders, a Proxy Statement dated March 19, 2001 and the Annual Report to Shareholders.

     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.



                                   Dated:___________________________



                                   ________________________________
                                   STOCKHOLDER SIGN ABOVE



                                   ________________________________
                                   CO-HOLDER (IF ANY) SIGN ABOVE


                         _____________________________


           PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                    IN THE ENCLOSED POSTAGE-PAID ENVELOPE.